UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2008

SLM FUNDING LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-141930	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12061 Bluemont Way, v3419, Reston, Virginia		20190
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 984-6419

Not Applicable
______________________________________________
Former name or former address, if changed since last report

SLM Student Loan Trust 2008-9
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-141930-13	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12061 Bluemont Way, v3419Reston, Virginia		20190
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703)984-6419

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

In connection with the closing of SLM Student Loan Trust 2008-9, certain opinions of Shearman & Sterling LLP and McKee Nelson LLP relating to various tax matters and to the legality of the Notes are attached.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
8.1 Opinion of Shearman & Sterling LLP
8.2 Opinion of McKee Nelson LLP

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

8.1 Opinion of Shearman & Sterling LLP dated August 28, 2008 with respect to tax matters.

8.2 Opinion of McKee Nelson LLP dated August 28, 2008 with respect to legality.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM FUNDING LLC

August 28, 2008	By:	/s/ J. LANCE FRANKE

Name: J. LANCE FRANKE
Title: Vice President

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Exhibit Index

Exhibit No.	Description

8.1	Opinion of Shearman & Sterling LLP dated August 28, 2008 with respect to tax matters.
8.2	Opinion of McKee Nelson LLP dated August 28, 2008 with respect to legality.